EXHIBIT 32.1

                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Bruce A. Kehr, Chief Executive Officer of InforMedix Holdings, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2004, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2004

                                                   /s/ Bruce A. Kehr
                                                   ----------------------------
                                                   Bruce A. Kehr,
                                                   Chief Executive Officer

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to InforMedix Holdings, Inc. and will be retained by InforMedix Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.